Exhibit 99.2

BY FIRST CLASS MAIL

August 9, 2023

NOTICE OF REDEMPTION

TO THE HOLDERS OF TIGO ENERGY, Inc.

Warrants (CUSIP No. 88675P 111)*

NOTICE IS HEREBY GIVEN, as of August 9, 2023, that Tigo Energy, Inc., a Delaware corporation (the “Company”), has elected to redeem, at 5:00 p.m. New York City time on September 8, 2023 (the “Redemption Date”), all of the Company’s outstanding public warrants and private warrants (together, the “Warrants”) to purchase shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated as of August 5, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering, at a redemption price of $0.01 per Warrant (the “Redemption Price”). Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.”

The Warrants are listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “TYGOW” and the Common Stock is listed on Nasdaq under the symbol “TYGO.” On August 8, 2023, the most recent practicable date prior to the mailing of this Notice of Redemption, the closing price of the Warrants was $2.50 and the closing price of the Common Stock was $21.30.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Warrants for exercise.

The Company is exercising this right to redeem the Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Warrants if the reported closing price of the Common Stock equals or exceeds $18.00 per share on each of 20 trading days within the 30-day trading period ending on the third business day prior to the date on which a notice of redemption is given. The reported closing price of the Common Stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on August 4, 2023 (which is the third business day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Warrants may only be exercised for cash. Each Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per Warrant exercised (the “Exercise Price”), payable in cash.

Payment of the Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Warrants may exercise their Warrants by sending:

1.	The Warrant Certificate;

2.	A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised; and

3.	The exercise funds via wire transfer (to be provided upon written request sent via e-mail to compliance@continentalstock.com),

to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Telephone: (212) 509-4000

E-mail: compliance@continentalstock.com

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and the exercise funds must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase together with the related Warrant Certificate and exercise funds before such time will result in such holder’s Warrants being redeemed at the Redemption Price of $0.01 per Warrant and not exercised.

For holders of Warrants who hold their Warrants in “street name,” provided that the Exercise Price for the Warrants being exercised and a Notice of Guaranteed Delivery are received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on September 12, 2023, to deliver the Warrants to the Warrant Agent. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or the exercise funds being submitted will be deemed to have been delivered for redemption at the Redemption Price of $0.01 per Warrant, and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their Warrants in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

Under United States federal income tax laws, the Warrant Agent may be required to withhold a percentage of the payment of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct or has otherwise established that such holder is not subject to backup withholding. Holders of Warrants who wish to avoid the application of these provisions should submit either a completed IRS Form W-9 (use only if the holder is a U.S. person, including a resident alien), or the appropriate IRS Form W-8 (use only if the holder is neither a U.S. person or a resident alien), when providing the Warrant Exercise Form, if the holder has not already provided such documentation to the Warrant Agent. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities; Publication 515, IRS Form W-9; and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their tax advisors.

If after the date hereof, and subject to the provisions of the Warrant Agreement, the number of outstanding shares of Common Stock is increased by a stock split, or dividend payable in shares or other similar event, then, on the record date of such stock split, dividend payable in shares or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock. If after the date hereof, and subject to the provisions of the Warrant Agreement, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse share split or reclassification of Common Stock or other similar event, then, on the record date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock. The Exercise Price, subject to the terms of the Warrant Agreement, will also be similarly equitably adjusted for the above forgoing events.

* The CUSIP number appearing herein has been included solely for the convenience of the holders of the Warrants. Neither the Company nor the Warrant Agent shall be responsible for the selection or use of any such CUSIP number, nor is any representation made as to its correctness on the Warrants or as indicated herein.

Questions regarding redemption of the Warrants or the procedures therefor should be directed Continental Stock Transfer & Trust Company, our Warrant Agent, at (212) 509-4000.

ANNEX A

Election to Purchase

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Tigo Energy, Inc. (the “Company”) in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _____________, whose address is and that such shares of Common Stock be delivered to ______________ whose address is _______________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ___________________, whose address is _______________ and that such Warrant Certificate be delivered to _______________, whose address is _______________.

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ________________, whose address is________________ and that such Warrant Certificate be delivered to ________________, whose address is ________________.

[Signature Page Follows]

Date: ____________, 20___
Signature

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).

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